UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

October 2, 2014

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Kennedy Drive South Burlington, Vermont	(802) 658-3400	05403
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 2, 2014, Merchants Bancshares, Inc. (the “Company”) announced that Thomas Meshako, 53, has been appointed as Chief Financial Officer and Treasurer of the Company, effective November 10, 2014. Janet P. Spitler, whose resignation was previously announced, will be stepping down as Chief Financial Officer and Treasurer of the Company effective upon Mr. Meshako’s appointment. A copy of the press release announcing Mr. Meshako’s appointment is filed herewith as Exhibit 99.1 and incorporated herein.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits.

99.1

Press release dated October 2, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Merchants Bancshares, Inc.

By:	/s/ Michael R. Tuttle
Name:	Michael R. Tuttle
Title:	President and Chief Executive Officer

Date: October 2, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 2, 2014